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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

   We consent to the reference to our firm under the caption "Interests Of Named Experts And Counsel" and the use of our report dated August 15, 2000 included in or made a part of this Registration Statement on Form SB-2 for the registration of shares of its common stock.

                                          ELLIOTT TULK PRYCE ANDERSON

                                          /s/ "Elliott Tulk Pryce Anderson"

Vancouver, Canada
August 17, 2000